UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934

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BMC FUND, INC.

(Name of Registrant as Specified In Its Charter)

_______________________________
(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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BMC FUND, INC.

NOTICE OF ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD FEBRUARY 18, 2022

NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of BMC Fund, Inc. (the "Fund") will be held on Friday, February 18, 2022, at I 0:30 a.m., at the executive offices of the Fund, 800 Hickory Blvd. SW, Lenoir, North Carolina 28645(telephone: (828) 758-6100), for the following purposes:

1.            To elect 3 directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

2.            To transact such other business as may properly come before the meeting.

Only shareholders of record as of the close of business on January 10, 2022 are entitled to notice of, and to vote at, the meeting .

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. YOU MAY SUBMIT YOUR COMPLETED PROXY CARD VIA MAIL USING THE ENVELOPE PROVIDED OR BY FACSIMILE OR EMAIL AS INSTRUCTED IN THE PROXY STATEMENT. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON. IN ADDITION, DUE TO SOCIAL DISTANCING PROTOCOLS RELATED TO THE COVID-19 PANDEMIC MANDATED BY STATE AND LOCAL AUTHORITIES, SPACE MAY BE LIMITED AND SEATING AT THE MEETING WILL BE AVAILABLE ON A FIRST-COME, FIRST-SERVED BASIS, SO YOU ARE STRONGLY ENCOURAGED TO VOTE YOUR SHARES IN ADVANCE OF THE MEETING.

January 3 I , 2022	By Order of the Board of Directors

M. Hunt Broyhill Chairman of the Board
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on February 18, 2022.

BMC FUND, INC.

800 Hickory Blvd. SW

Lenoir, North Carolina 28645

(Tel.:(828) 758-6100)

PROXY STATEMENT

ANNUAL MEETING OF
SHAREHOLDERS TO BE
HELD FEBRUARY 18, 2022
GENERAL

This proxy statement is furnished to you in connection with the solicitation by the Board of Directors of BMC Fund, Inc. (the "Fund") of proxies for use at our annual meeting ng of shareholders and at any and all adjournments thereof (the ''annual meeting" or the ''meeting'') to be held at the executive offices of the Fund, 800 Hickory Blvd. SW, Lenoir, North Carolina 28645, on Friday, February 18, 2022, at 10:30 a.m., for the purpose of considering and acting upon the matters specified in the accompanying notice of the meeting and detailed below. The Fund is soliciting such proxies by mail on behalf of its Board of Directors and is bearing the expenses of the solicitation. The approximate date that we are first sending this proxy statement and the enclosed proxy form to shareholders is January 31, 2022.

The Board of Directors has fixed the close of business on January I 0, 2022 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. On the record date, 1,888,788 shares of our common stock were issued and outstand Ing, each share being entitled to one vote. Information concerning beneficial ownership of our common stock by our principal shareholders and by Fund management is set forth below. See "Beneficial Ownership of Principal Shareholders and Management" and "Certain Beneficial Interests of Directors in the Fund,'' below .

You may vote i n person at the annual meeting, vote by proxy using the enclosed proxy card, or vote by proxy via facsimile or email. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

•	To vote in person: Attend the annual meeting, and we will provide you with a ballot upon your arrival.

•	To vote by mail: Complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Your completed , signed and dated proxy card must be received by us before the annual meeting to be counted.

•	To vote by facsimile: Complete, sign and date the enclosed proxy card and fax the proxy card to Jackie Sigmon, at (828) 758- 8919. Your completed, signed and dated proxy card must be received by us by 11:59 p.m. eastern time on February 17, 2022 to be counted.

•	To vote by email: Complete, sign and date the enclosed proxy card and scan and email the proxy card to Jackie Sigmon at jackie @broyhillasset.com. Your completed, signed and dated proxy card must be received by us by 11:59 p.m. eastern time on February 17, 2022 to be counted.

IMPORTANT NOTE: In accordance with social distancing protocols related to the COVID-19 pandemic that may be mandated by state and local authorities at the time of the meeting, space may be limited and seating at the meeting will be available on a first come, first- served basis. Therefore, even if you plan to attend the meeting in person, you are strongly encouraged to vote your shares by mail, facsimile, or e-mail in advance of the meeting as described above.

Shares represented by proxies will be voted by the proxy agents named therein unless such proxies are revoked. The proxy agents will vote the proxies that they hold in accordance with the choices specified by the person giving the respective proxy. If the enclosed proxy card is properly signed and returned to the Fund but reflects no specification as to how the proxy agents should vote, the proxy agents will vote the shares represented thereby for the election of the slate of nominees listed on the proxy.

Any shareholder who submits the accompanying proxy card has the right to revoke it by notifying the Secretary of the Fund in writing at any time prior to the voting of the proxy. A proxy is suspended if the person giving the proxy attends the meeting and elects to vote in person.

The holders of a majority of the shares entitled to vote, represented in person or by proxy, constitute a quorum for purposes of the matters to be considered at the annual meeting. Once a share is represented for any purpose at a meeting, it is considered present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is set for the adjourned meeting). Abstentions and shares which are withheld as to voting with respect to a proposal are counted in determining the existence of a quorum, but shares held by a broker, as nominee, and not voted on any matter will not be counted for determining the existence of a quorum.

Brokers who are members of the New York Stock Exchange, Inc. ("NYSE") and who hold shares of our common stock in street name for beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the rules of the NYSE, the proposal to elect directors of the Fund is a "non-discretionary" item, which means that brokers that have not received voting instructions from beneficial owners with respect to this matter may not vote on the proposal.

Assuming the existence of a quorum , the persons receiving a plurality of the votes cast by the shares entitled to vote will be elected as directors. Abstentions, shares which are withheld as to voting with respect to a proposal and shares held of record by a broker, as nominee, that are not voted with respect to a proposal will not be counted as a vote in favor of or against the proposal and, therefore, will have no effect on the election of directors.

The Board of Directors is not aware of any business to come before the meeting other than the matters described in the accompanying notice of the meeting. If any other matters of business are properly presented at the meeting, however, the proxy agents will vote upon such matters in accordance with their best judgment.

PROPOSAL 1 -ELECTION OF DIRECTORS

Our bylaws provide that the number of directors of the Fund shall be not less than three nor more than 15. The members of the Board of Directors who are considered not to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the ''1940 Act"), have approved the selection and nomination of each candidate who, if elected, would be a director under the 1940 Act. Unless contrary action is specified by a shareholder on the enclosed proxy card, the proxy agents named in the proxy card intend to vote the proxies received by them for the election of the 3 nominees listed below, who, if elected, will hold office until the next annual meeting of shareholders and until l their respective successors have been elected and qualified, until their earlier death, resignation, removal or disqualification or until there is a decrease in the number of directors.

If any of the nominees will be unable or unwilling to serve, the proxies will be voted for a replacement nominee designated by the present Board of Directors or the number of directors to be elected will be reduced.

The corporation laws of North Carolina, under which the Fund is incorporated, provide that shareholder of a company, such as the Fund, incorporated before July 1, 1957, under a charter not granting the right of cumulative voting and which has at the time of the election of directors one shareholder who owns or controls more than 25% of the company's voting stock, shall have the right to cumulate their votes for directors. Because no shareholder currently owns or controls more than 25% of the Fund's voting shares, cumulative voting will not be available to shareholders of the Fund at the meeting.

Information About Director Nominees

The following table provides certain information about the nominees for election as directors of the Fund.

Director Nominees Who Are Interested Persons

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served<11	Principal Occupation(s) During Past 5 Years and Other Biographical Information	Other Directorships Held by Director During Past 5 Years
	Director	Since Oct 2021	Chairman of the Fund since	Capitala
M. Hunt Broyhill 1870 9th Street Court, NW Hickory, NC 28601	Director Chairman Chairman President Vice President	2008- Feb 2021 Since Oct 2021 2014-Feb. 2021 Since 2007 2001-2007

February 2014; President of the Fund since February 2007; former Vice President of the Fund

(2001-2007); Chief Executive of Broyhill Asset Management, LLC (1997-present); Director and President of Broyhill Investments, Inc. (1988-

present); Director (1983- present) and President of Broyhill Family Foundation , Inc. ( 1988-present); Manager and Vice President of P. B.

Realty, LLC

(Formerly P. B. Realty, Inc.) (1995-present)

Finance Corp. (Feb. 2013- 2021

Other Director Nominees

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served<11	Princip11l Occupation During Past 5 Years and Other Biographical Information	Other Directorships Held by Director During Past 5 Years
R. Donald Farmer (74) 375 River Haven Drive Taylorsville, NC 28681	Director	Since 2008	President of Don Farmer, CPA, PA, an independent public accounting firm and producer of federal income tax seminars and seminar materials ( 1984-present)	None

Mark E. Roberts (59) 511 Tarrytown Center Rocky Mount, NC 27804	Director	Since 2014

Chief Investment Officer of

Ironsides Asset Advisors, LLC, a

registered investment advisory firm (2009-present); Chief Investment Officer of Biltmore Family Offices, LLC (2013- 2017); former Director of Global Equities and Hedged Strategies, State of North Carolina Retirement System (2003-2009)

None

(I)	Directors are elected to serve a one-year term at each annual meeting and until their respective successors have been elected and qualified, until their earlier death, resignation, removal, or disqualification or until there is a decrease in the number of directors.

(2)	Mr. Broyhill is an interested person by virtue of his serving as Chairman arid President of the Fund and his beneficial ownership of more than five percent of the Fund' .

The Fund consists of a single fund managed internally by its Board of Directors (on October 31, 2021, the Board of Directors managed investment securities valued at approximately 31 .3 million). Accordingly, information called for by the disclosure rules of the Securities and Exchange Commission (the "Commission") relating to the number of portfolios in the fund complex overseen by the directors is not applicable.

Director Qualifications

The following describes the experience, qualifications, attributes, or skills that led to the conclusion that each nominee should serve as a director of the Fund :

Director Nominees

M. Hunt Broyhill - Mr. Broyhill has substantial executive experience in the investment company and investment management industries. He has served as Chairman of the Board of Directors since February 2014, President of the Fund since 2007, a director of the Fund since 2008, and previously served as Vice President of the Fund. Mr. Broyhill is a member of the team that is responsible for day-to-day management of the Fund's portfolio, and he chairs the Fund 's Investment Committee. He is Chief Executive of Broyhill Asset Management, LLC, a registered investment advisory firm . Mr. Broyhill also has significant experience in the areas of private equity/mezzanine capital and investment real estate. In addition, he currently serves as director and President of Broyhill Investments Inc. and Broyhill Family Foundation, Inc., and is a manager and Vice President of P. B. Realty, LLC.

R. Donald Farmer - Mr. Farmer has substantial experience as a certified public accountant for over forty years. He is well known throughout the public accounting industry as a leading producer and presenter of federal income tax seminars and seminar materials. Mr. Farmer has expertise in investment company matters through his service as a director of the Fund since 2008. He chairs the Fund's Audit Committee and has been determined by the Board to be an "audit committee financial expert ,, Mr. Farmer is also a member of the Fund's Valuation Committee and Nominating Committee.

Mark E. Roberts - Mr. Roberts has substantial experience and expertise in asset allocation, manager selection and portfolio construction .. Mr. Roberts has nearly twenty years of investment experience with high-net-worth families, endowments, corporations, investment management firms and financial institutions. He holds a Chartered Financial Analyst (CFA) designation. He is a member of the Fund 's Investment Committee and Nominating Committee.

The Board of Directors recommends a vote FOR the entire slate of nominees set forth above.

Board Leadership Structure and Risk Oversight

M. Hunt Broyhill, an interested person of the Fund, is the President and Chairman of the Board of the Fund, and the Board has determined that this leadership structure is appropriate for the Fund . We believe that the strength of our non-interested directors and our overall governance practices minimize any potential conflicts that otherwise could result from combining the positions of President and Chairman .. The Board does not have a lead independent director. However, at least once per year, the directors who are not interested persons of the Fund (as well as the Fund's Chief Financial Officer and Secretary/Treasurer) meet in executive session with the Fund's Chief Compliance Officer (CCO), who oversees the implementation of Compliance Policies and Procedures that are reasonably designed to minimize the risk of violations of the federal securities laws. The Fund's interested directors may not attend such sessions. One non-interested director presides at each such executive session. In addition to meeting at least once per year with the directors who are not interested persons of the Fund, the CCO provides presentations to the Board at its quarterly meetings. The Board has approved the Fund's Compliance Policies and Procedures and reviews the CCO's reports with respect thereto, including the CCO's annual written repo1t on the operation of such Compliance Policies and Procedures. Further, the Board reviews quarterly the adequacy and effectiveness of the Fund 's Compliance Policies and Procedures. The Board annually appoints or reappoints the CCO and approves his compensation.

Our Board has overall responsibility for risk oversight. The Board as a whole, exercises its oversight responsibilities with respect to actual and potential risks, including investment, compliance, operational and valuation risks, as well as cybersecurity risk. The Board has delegated oversight of certain types of risks to its committees, primarily the Investment Committee, Audit Committee and Valuation Committee. With respect to cybersecurity risk, the Audit Committee engages regularly with the CCO to understand the internal and external cybersecurity threats to and vulnerabilities of the Fund's information and technology systems, and periodically assesses the effectiveness of the Fund's Compliance Policies and Procedures, reporting its findings to the Board. In addition, the Fund's independent registered public accounting firm meets annually with the Audit Committee with respect to various aspects of risk management, as well as applicable events and circumstances that have arisen, if any, and responses thereto .

Meeting and Attendance

During the fiscal year ended October 31, 2021, our Board held five meetings, the Audit Committee held three meetings, the Investment Committee held five meetings the Nominating Committee held one meeting and the Valuation Committee held four meetings. I n addition, the members of the Board who are not interested persons of the Fund held one meeting. Each incumbent member of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served during the fiscal year ended October 31 , 2021. Under our Corporate Governance Guidelines, all directors are expected to make every effort to attend meetings of the Board, the committees of which they are members and the annual meeting of shareholders. All members of the Board of Directors attended the 2021 annual meeting of shareholders .

Procedures for Director Nominations

In accordance with our Corporate Governance Guidelines, members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of the Fund's business. The Nominating Committee is responsible for identifying and recommending to the Board qualified candidates for membership. Candidates are evaluated based on criteria established from time to time by the Board and the criteria identified in the Corporate Governance Guidelines. These criteria include, but are not limited to:

•	Integrity, demonstrated sound business judgment and high moral and ethical character;

•	Diversity of viewpoints, backgrounds, experiences, and other demographics;

•	Business or other relevant professional experience;

•	Capacity and desire to represent the balanced, best interests of the Fund and its shareholders as a whole and not primarily a special interest group or constituency;

•	Ability and willingness to devote time to the affairs and success of the Fund and in fulfilling the responsibilities of a director; and

•	The extent to which the interplay of the candidate 's expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Fund .

The Nominating Committee is authorized to develop additional policies regarding Board size, composition, and member qualification. Neither the Nominating Committee nor the Board has adopted a formal policy regarding diversity . However, the Board intends to keep a diversity of skills and attitudes in its board makeup, and it assesses those qualities in all incumbent directors and potential director nominees. The Nominating Committee evaluates suggestions concerning possi ble candidates for election to the Board submitted to the Fund, including those submitted by Board members and shareholders . Al l candidates, including those submitted by shareholders, will be similarly evaluated by the Nominating Committee using the Board membership criteria described above and in accordance with applicable procedures. Once candidates have been identified, the Nominating Committee will determine whether such candidates meet the qualifications for director nominees established in the Corporate Governance Guidelines or under applicable Jaws, rules, or regulations . The Board, taking into consideration the recommendations of the Nominating Committee, is responsible for selecting the nominees for director and for appointing directors to fill vacancies.

The Nominating Committee has authority to retain and approve the compensation of search firms to be used to identify director candidates. No third party is currently retained by the Nominating Committee to identify such candidates.

As noted above, the Nominating Committee will consider qualified director nominees recommended by shareholders when such recommendations are submitted in accordance with applicable Commission requirements, the Fund's bylaws and Corporate Governance Guidelines and any other applicable law, rule, or regulation regarding director nominations . When submitting a nomination to the Fund for consideration, a shareholder must provide certain information that would be required under applicable Commission rules, including the following minimum information for each director nominee: full name, age, and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; and number of shares of Fund common stock owned, if any.

Shareholder Communications with Directors

Any shareholder desiring to contact the Board , or any specific director(s), may send written communications to: Board of Directors (Attention : (Name(s) of director(s), as applicable) c/o the Fund's Secretary, 800 Hickory Blvd. SW, Lenoir, North Carolina 28645. Any proper communications so received will be processed by the Secretary. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use her judgment to determine whether such communication should be conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication ..

AUDIT COMMITTEE REPORT

As noted above, the Audit Committee is directly responsible for hiring, firing, overseeing the work of, and determining the compensation for the Fund's independent registered public accounting firm (subject to the requirement of the 1940 Act that a majority of the Fund 's directors who are not interested persons of the Fund ratify the selection of the independent registered public accounting firm). The independent registered public accounting firm reports directly to the Audit Committee.

Management is responsible for preparing the Fund's financial statements. The independent registered public accounting firm is responsible for performing an independent audit of the Fund's audited financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm . The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the Commission .

The Fund's independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm that firm's independence .

Based on the above discussions and review with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended October 31, 2021 , for filing with the Commission.

Respectfully submitted by the Audit Committee:

R. Donald Farmer (Chairman)
Mark Roberts

ADMINISTRATION OF THE FUND

Administration of the Fund is primarily the responsibility of the Fund's Chairman and President, M. Hunt Broyhill, its Vice President and Chief Financial Officer, Danny A. Gilbert, its Vice President and Chief Investment Officer, Christopher R. Pavese, CFA, its Chief Compliance Officer and Treasurer Alan R. Deal, and its Secretary Jackie Sigmon. The Fund's portfolio is managed primarily by M. Hunt Broyhill and Christopher R. Pavese, under the supervision of the Board of Directors. The Fund does not have an external investment adviser.

The Custodian of the Fund's portfolio securities is Northern Trust Corporation, pursuant to a Custody Agreement dated as of July 9, 20 I 0.

MANAGEMENT

Executive Officers

The executive officers of the Fund are M. Hunt Broyhill, age 56 (Chairman and President), Danny A. Gilbert, age 55 (Vice President and Chief Financial Officer), Christopher R. Pavese age 45 (Vice President and Chief Investment Officer), Alan R. Deal, age 57 (Chief Compliance Officer). M. Hunt Broyhill and Christopher R. Pavese have served in executive capacities with the Fund for more than six years. Danny A. Gilbert joined the Fund in June 2017 and became an executive officer of the Fund in February 201 8, and Alan R. Deal joined the Fund in May 2019 and became an executive officer of the Fund in January 2020.

Compensation

For the fiscal year ended October  31, 2021, M. Hunt Broyhill , Danny A. Gilbert, Christopher R. Pavese, and Alan R. Deal, were paid $102,890, $48,105, $240,567, $33,436, respectively, for their services to the Fund as executive officers. These salary amounts include a 40 I (k) plan employer safe harbor contribution in the amount of 3% of each employee's salary.

Directors other than those who are officers of the Fund or who are related by blood or marriage to the Broyhill family are paid $3,000 per year, plus $1,000 per meeting attended (or $500 for participating in a Board meeting by telephone), for service on the Board during a full year. Each such director is paid an additional $1,000 for each day of attending a committee meeting held other than on the date of a Board meeting (or $500 for participating i n such a committee meeting by telephone). In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

The following table sets forth the aggregate compensation from the Fund for the fiscal year ended October 31, 2021, for each director and for each of the only two officers who received compensation from the Fund in excess of $60,000:

Name of Person; Position	Aggregate Compensation from Fund
M. Hunt Broyhill; Director, Chairman, President	$102,590
R. Donald Farmer; Director	$9,500
Mark E. Roberts; Director	$11,250
Christopher R. Pavese; Vice President and Chief Investment Officer	$240,567

CERTAIN TRANSACTIONS

The Fund leases its executive offices from Broyhill Investments, Inc., a corporation controlled by the Estate of Paul H. Broyhill and members of his family . The terms of the lease provide that the Fund shall pay an annual rental of $29,460 to Broyhill Investments, Inc. during the term of the lease, which is renewed on an annual basis.

INDEPENDENT AUDITORS AND AUDIT FEES

Selection of Auditors

The Audit Committee of the Board of Directors of the Fund, at a meeting to be held prior to the annual meeting of shareholders, intends to select the firm of Dixon Hughes Goodman LLP as the Fund's independent registered public accounting firm for the fiscal year beginning November 1, 2021. Dixon Hughes Goodman LLP has served as the Fund 's independent registered public accounting firm since April 17, 2001.

Neither Dixon Hughes Goodman LLP nor any of its members has any direct or indirect financial interest in or any connection with the Fund in any capacity other than as a registered independent public accounting firm.

A representative of Dixon Hughes Goodman LLP is expected to attend the annual meeting of shareholders via teleconference. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

Fees paid by the Fund for the fiscal years ended October 31, 2020 and 2021 by Dixon Hughes Goodman LLP for services rendered are set forth in the following table:

Type of Service	Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2021
Audit Fees	$56,000	113,150
Audit-Related Fees	0	7,647
Tax Fees	8,500	18,500
All Other Fees	200	0

Audit-related fees include miscellaneous fees incurred in connection with the audit.

Tax fees include fees billed for professional services for tax compliance.

All other fees include fees billed for tax preparation.

During the fiscal year ended October 31, 2021 , Dixon Hughes Goodman LLP utilized only full-time, permanent employees in connection with the audit.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by an independent auditing firm. The Audit Committee has established a general pre-approval policy for certain non-audit services, up to a total of $15,000 during any fiscal year. All of the services described above were approved in accordance with the Audit Committee's pre-approval policy. As a result, none of such services were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

CERTAIN BENEFICIAL INTERESTS OF
DIRECTORS AN D DIRECTOR NOMINEES IN THE FUND

Beneficial Ownership by Directors and Director Nominees in the Fund

Certain information about the dollar range of equity securities of the Fund beneficially owned by the directors and director nominees as of January 10, 2022, is set forth i n the following table:

Name of Director or Director Nominee	Dollar Range of Equity Securities in the Fund

Interested Persons

M. Hunt Broyhill	Over $100,000

The Fund consists of a single fund managed internally by its Board of Directors and officers. Accordingly, information called for by the disclosure rules of the Commission relating to the value of securities in various funds within the Fund 's family of funds is not applicable.

BENEFICIAL OWNERSHIP

OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table reflects information concerning directors, director nominees, executive officers and those persons known to the Fund to own beneficially 5% or more of the Fund's common stock as of January 10, 2022. Percentage ownership is based on the l,888,788 shares of our common stock that are issued and outstanding as of such date.

	Amount and Nature of Beneficial Ownership of Common Stock
	Voting and Investment t Power		Percent of Outstanding Common Stock
Name	Sole	Shared 1,529,531(l) (l) (4)
M. Hunt Broyhill	20,565		80.98%
Estate of Paul Broyhill	178,954	85,974 1[2]> (])	4.55%
Danny A. Gilbert	360	463,047 (1)	24.52%
Christopher R. Pavese	50	0	(5)
Alan R. Deal	0	0	(5)
Jackie Sigmon	0	0	(5)

Directors and officers as a group	199,929	2,078,552	110.05%

Includes 980,465 shares owned by Hibriten Investments of N.C., LP. The General Partner of Hibriten Investments of N.C., LP is Hibriten Management of N.C., LLC. M. Hunt Broyhill is the Manager and owns 100% of the interests in Hibriten Management of N.C., LLC.

2	Includes 85,973 shares owned of record by Broyhill Family Foundation, Inc., a non-profit corporation . By resolution of the Foundation trustees, the Estate of Paul H. Broyhill and M. Hunt Broyhill control the voting and disposition of shares of the Fund owned by the Foundation.

3	Does not include 980,465 shares owned by Hibriten Investments of N.C., LP, which is controlled indirectly by Hunt Broyhill See note (2) above.

4	Includes 463,047 shares held in trusts of which Mr. Hunt Broyhill and Mr. .Danny Gilbert are co- trustees.

5	Total shares represent less than 1.0% of the Fund's outstanding common stock.

SHAREHOLDER PROPOSALS

In order to be included in proxy material for the 2023 annual meeting of shareholders, shareholder proposals must be received at the offices of the Fund by October 6, 2022 and must be submitted in accordance with applicable procedures.

Shareholder proposals which are not intended to be included in the proxy materials for the 2023 annual meeting must be submitted to the Fund no later than December 20, 2022. Only business properly brought before an annual meeting may be subject to action at the meeting. The chairman of the meeting may refuse to consider any business that is not raised in accordance with these procedures. A proxy may confer discretionary authority to vote on any matter at an annual meeting if the Fund does not receive proper notice of the matter within the timeframe described above.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund will furnish, without charge, a copy of its annual report (and the most recent semi-annual report succeeding the annual report, if any) for the fiscal year ended October 31, 2021, to a shareholder upon request. Any such request should be directed to the Secretary of the Fund by writing to Jackie Sigmon at the Fund, 800 Hickory Blvd. SW, Lenoir, North Carolina 28645. (A stamped, addressed postal card is enclosed for use in requesting such report.) This annual report was previously furnished to shareholders on or about t January 10, 2022.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Only one copy of our proxy statement and annual report has been sent to multiple shareholders in the same household, unless we have received contrary instructions from one or more of the applicable shareholders. We will promptly deliver a separate copy of either document to any shareholder upon request submitted in writing to Jackie Sigmon at the Fund, 800 Hickory Blvd. SW, Lenoir, North Carolina 28645, or by telephone ((828) 758-6100). Any shareholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact the Fund at the above address and telephone number.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other business to come before the annual meeting for consideration by the Fund's shareholders. If any other business properly comes before the meeting, the persons named as proxy agents in the accompanying proxy card will vote the shares represented by valid proxies in accordance with their best judgment.

By Order of the Board of Directors

Jackie Sigmon
Secretary

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BMC FUND, INC.

The undersigned hereby appoints M. Hunt Broyhill and Jackie Sigmon, or either of them, as agents, each with the power to appoint his or her substitute, and hereby authorizes them to vote, as designated below, al l of the shares of common stock of BMC Fund, Inc. (the "Fund"), held of record by the undersigned on January 10, 2022, at the annual meeting of shareholders to be held on February 18, 2022, or at any adjournment thereof.

1.	The election of 3 directors:

FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked below to the contrary) ☐	to vote for all nominees listed below ☐

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)

M. Hunt Broyhill, Donald Farmer, Mark Roberts

THJS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MAN NER DIRECTED HEREI N BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY SIGNED BUT NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DI RECTOR. IN THEIR DISCRETION, THE PROXY AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated                                      , 2022.

Signature"'

Signature"'

• Please sign exactly as the name appears hereon . When shores are held in joint accounts, eachjoint owner should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should indicate their title.

There are three ways to submit this proxy card.

•	To vote by mail: Complete, sign and date the proxy card and return it promptly in the envelope provided. Your completed, signed and dated proxy card must be received by the Fund before the annual meeting to be counted .

To vote by facsimile: Complete, sign and date the proxy card and fax the proxy card to Jackie Sigmon at (828) 758-8919. Your completed, signed and dated proxy card must be received by the Fund by I1:59 p.m. . eastern time on February 17, 2022 to be counted .

•	To vote by email: Complete, sign and date the proxy card and scan and email the proxy card to Jackie Sigmon, at jackie@broyhillasset.com. Your completed, signed and dated proxy card must be received by the Fund by 11:59 p.m. eastern time on February 17, 2022 to be counted.

IMPORTANT NOTE: ln accordance with social distancing protocols related to the COVID-19 pandemic that may be mandated by state and local authorities at the time of the meeting, space may be limited and seating at the meeting will be available on a first-come, first-served basis. Therefore, even if you plan to attend the meeting in person, you are strongly encouraged to vote your shares by mail, facsimile, or email in advance of the meeting as described above.